                           SCHEDULE 14A INFORMATION

         (PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(e) (2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        ENVIRONMENTAL POWER CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                        ENVIRONMENTAL POWER CORPORATION
                         500 Market Street, Suite 1-E
                        Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), will be held on Thursday, November 1, 2001 at 11:00 a.m. local time, at the Sheraton Harborside, 250 Market Street, Portsmouth, New Hampshire, for the following purposes:

1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified. The nominees the Board proposes to present for election are Joseph E. Cresci, Donald A. Livingston, Peter J. Blampied, Edward B. Koehler, Robert I. Weisberg, George A. Kast, Benjamin J. Brant and Thomas M. Matthews.

2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.01 per share ("Common Stock"), from 20,000,000 to 50,000,000 and the number of authorized shares of the Company's preferred stock, par value $.01 per share ("Preferred Stock"), from 1,000,000 to 2,000,000.

3. To approve a proposal to adopt the Environmental Power Corporation 2001 Stock Incentive Plan.

4. To consider and act upon a proposal to ratify the selection of the firm of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of the Company's outstanding Common Stock and Series B Preferred Stock on the books of the Company at the close of business on September 24, 2001 will be entitled to notice of and to vote at the meeting. In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the meeting, during ordinary business hours, for at least 10 days prior to the meeting, at the offices of the Company, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order. All stockholders are cordially invited to attend the meeting.

Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

                                           By Order of the Board of Directors,
Portsmouth, New Hampshire                  Joseph E. Cresci
October 12, 2001                          Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.
--------------------------------------------------------------------------------

                        ENVIRONMENTAL POWER CORPORATION
                         500 Market Street, Suite 1-E
                        Portsmouth, New Hampshire 03801
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                                                                October 12, 2001

On June 21, 2001 Environmental Power Corporation announced the pending acquisition of a majority interest in Microgy Cogeneration Systems, Inc. and, due to such pending transaction, postponed its annual meeting scheduled for June 26, 2001. The pending acquisition, a description of which appears in the enclosed proxy statement under Proposal 2, was completed on July 23, 2001. The Company has now rescheduled its annual meeting, as described below.

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), for use at the rescheduled Annual Meeting of Stockholders to be held on Thursday, November 1, 2001 at 11:00 a.m. local time, at the Sheraton Harborside, 250 Market Street, Portsmouth, New Hampshire, and any adjournments thereof (the "Meeting").

Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-date proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting. The persons named as attorneys-in-fact in the proxies are officers of the Company.

Only stockholders of record of the Company's Common Stock and Series B Preferred Stock as of the close of business on the record date of September 24, 2001 will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

As of September 24, 2001 there were 16,928,332 shares of Common Stock of the Company outstanding and 197,760.7 shares of Series B Convertible Preferred Stock, which are the only classes or series of outstanding voting securities. Each share of common stock is entitled to one vote and each share of Series B Convertible Preferred Stock is entitled to ten votes. The Common Stock and Series B Preferred Stock vote together as one group; therefore the maximum number of votes which may be cast on each proposal is 18,905,939. The presence of a majority of the voting power of the outstanding shares of Common Stock and Series B Preferred Stock represented in person or by proxy at the meeting will constitute a quorum. The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock and Series B Preferred Stock, voting together as one group, is required to approve the proposal to amend the Company's Certificate of Incorporation. All other matters to be voted on will be decided by the vote of a majority of the voting power of the shares of Common Stock and Series B Preferred Stock voting together as one group, present or represented at the meeting and entitled to vote.

All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated under "Election of Directors" below. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares covered by such proxy shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to each nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting with respect to any matter, then the shares held by such stockholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a non-vote proxy, indicating a lack of authority to vote on any matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Meeting for purposes of calculating the vote with respect to such matter.

The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

This proxy statement and the form of proxy were first mailed to stockholders on or about the date hereof.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth as of September 24, 2001 the name of each person who, to the knowledge of the Company, owned beneficially more than 5% of the shares of Common Stock and/or Series B Preferred Stock of the Company outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.

 Name and Address of                            Amount and Nature of
 Beneficial Owner (1)                           Beneficial Ownership            Percentage of Class         Percentage
------------------------------                  --------------------            -------------------
                                              Common           Series B         Common        Series B       of Voting
                                            Stock (2)         Pref.Stock      Stock (2)      Pref.Stock     Securities
                                         ----------------     ----------      ---------      ----------     ----------
Joseph E. Cresci                         4,725,348 (3)(5)         0              27.9             0            25.0
c/o Environmental Power Corporation
500 Market Street, Suite 1-E
Portsmouth, NH 03801

Donald A. Livingston                     2,461,739                0              14.5             0            13.0
c/o Environmental Power Corporation
500 Market Street, Suite 1-E
Portsmouth, NH 03801

James F. Powers, as Trustee              1,000,000 (4)            0               5.9             0             5.3
c/o Vitale Caturano and Company
210 Commercial Street
Boston, MA 02109

George A. Kast                           2,009,318           71,966              11.9          36.4            14.4
c/o Global Water Technologies, Inc.
1767 Denver West Boulevard
Golden, CO 80401

Benjamin J. Brant                        1,959,411         70,178.5              11.6          35.5            14.1
c/o Microgy Cogeneration Systems,
Inc.
1767 A Denver West Blvd.
Golden, CO 80401

Daniel J. Eastman                          797,754(6)      28,572.4(6)            4.7          13.7             5.7
c/o Microgy Cogeneration Systems,
Inc.
1767 A Denver West Blvd., Suite 15
Golden, CO  80401

 Name and Address of                             Amount and Nature of
 Beneficial Owner (1)                            Beneficial Ownership           Percentage of Class        Percentage
------------------------------                   --------------------           -------------------
                                              Common           Series B        Common        Series B       of Voting
                                            Stock (2)         Pref.Stock      Stock (2)      Pref.Stock     Securities
                                         ----------------     ----------      ---------      ----------     ----------
Steven J. Brunner                            390,206           13,975.7          2.3             7.1            2.8
10245 West Warren Drive
Lakewood, CO 80227

John J. Burke                                321,157           11,502.6          1.9             5.8            2.3
622 North Water Street
Suite 200
Milwaukee, WI 53202

(1) Information with respect to beneficial ownership is based upon information furnished by such stockholders. Except as indicated in notes 2, 3 and 4 all shares are held beneficially and of record.

(2) Does not include Common Stock issuable upon the automatic conversion of the Series B Preferred Stock which will occur if Proposal 2 is approved. If Proposal 2 is approved, the number of shares of Common Stock owned by Mr. Kast will increase to 2,728,978, the number of shares of Common Stock owned by Mr. Brant will increase to 2,661,196 the number of shares of Common Stock owned by Mr. Eastman will increase to 1,083,478, the number of shares of Common Stock owned by Mr. Brunner will increase to 529,963 and the number of shares of Common Stock owned by Mr. Burke will increase to 436,183. The percentage of Common Stock owned by each named persons would be as set forth under the column "Percentage of Voting Securities" and the Series B Preferred Stock would no longer be outstanding.

(3) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 20,000 shares owned by Mr. Cresci's wife, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership.

(4) Consists of 1,000,000 shares which Mr. Cresci deposited into a voting trust (the "Voting Trust") on November 20, 1996 and in which Mr. Powers has beneficial ownership in his capacity as trustee with sole voting power. Mr. Cresci also has beneficial ownership in such shares which are evidenced by voting trust certificates held by The Cresci Family Limited Partnership of which Mr. Cresci is the sole general partner with sole dispositive power.

(5)  Includes 1,000,000 shares held by the Voting Trust (See Note 4).

(6) Includes 277,480 shares of Common Stock and 9,938.2 shares of Series B Preferred Stock which may be acquired on the exercise of a warrant which is presently exercisable.

                     PROPOSAL ONE ~ ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. Joseph
E. Cresci, Donald A. Livingston, Peter J. Blampied, Edward B. Koehler, Robert I. Weisberg, George A. Kast, Benjamin J. Brant and Thomas M. Matthews, have been nominated by management for election at the Meeting. All nominees are presently directors of the Company. Mr. Cresci, Mr. Livingston, Mr. Blampied, Mr. Koehler, and Mr. Weisberg were elected at the Annual Meeting of Stockholders held on June 27, 2000. Messrs. Kast and Brant were appointed to the Board of Directors on August 20, 2001 and Mr. Matthews was appointed to the Board on September 13, 2001 to fill vacancies created by an increase in the size of the board described below. The Company's by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is eight. This number may be changed by resolution of the Board of Directors.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by striking that individual director's name where indicated on the proxy) or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

On July 23, 2001, the Company acquired approximately 87.7% of the outstanding common stock of Microgy Cogeneration Systems Inc. ("Microgy") in exchange for securities of the Company pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated June 20, 2001 among the Company, Microgy and the Principal Microgy Shareholders, as defined therein.

The Company issued an aggregate of 5,521,549 shares of the Company's Common Stock and 197,760.7 shares of the Company's newly designated Series B Preferred Stock to the Principal Microgy Shareholders, in exchange for 15,919,147 shares of Microgy common stock.

Pursuant to the Exchange Agreement, the Board of Directors of the Company was enlarged from five to eight members and the three resulting vacancies were filled by designees of the Principal Microgy Shareholders (including replacements or substitutes similarly designated, the "Microgy Designees"). The Microgy Designees are George A. Kast, Benjamin J. Brant and Thomas M. Matthews.

In connection with the Exchange Agreement, the Company, the Principal Microgy Shareholders, Joseph E. Cresci and Donald A. Livingston entered into a Stockholders' Agreement as of July 23, 2001 (the "Stockholders' Agreement"). Messrs Cresci and Livingston (the "Majority Stockholders") are Directors, officers and principal stockholders of the Company. The Stockholders Agreement, which terminates on June 30, 2003, provides, among other things, that the parties will take all lawful action, including voting the shares they own or control, to cause the proportion of Microgy Designees to the existing five Directors (including and replacement or substitute designated by the Majority Stockholders, the "Incumbent Directors") to remain at approximately 3:5 and for the election of the Microgy Designees and the Incumbent Directors. The Company believes that the parties to the Stockholders' Agreement vote or control outstanding shares with approximately 14,626,513 (or 77.4%) of the votes which may be cast at the Meeting.

The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 2000. The Compensation Committee, which consists of Messrs. Blampied, Koehler and Weisberg, determines the compensation of the Company's Chief Executive Officer and Chief Operating Officer and met once in 2000. The Audit Committee, which consists of Messrs. Blampied, Koehler and Weisberg, oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, and met once in 2000. The Executive Committee, which consists of Messrs. Cresci and Livingston, can act in place of the full Board of Directors to the extent permitted by law and did not meet in 2000. The Stock Option Committee, which consists of Messrs. Blampied, Koehler and Weisberg, administered the now expired 1990 Stock Plan and did not meet in 2000. Each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any Committee on which he served.

The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each nominee for Director and by all current Officers and Directors as a group as of September 24, 2001. The nominees include all current Directors and Named Executives (as defined below), except for William D. Linehan, a former officer of the Company, who does not own shares.

                                                                Amount and Nature of
      Nominee's Name                 Positions and            Beneficial Ownership (1)          Percentage of Class
      and Date First                  Offices with            Common         Series B          Common        Series B
     Became a Director                the Company            Stock (2)      Pref. Stock      Stock (2)     Pref. Stock
     -----------------                -----------            ---------      -----------      ---------     -----------
Joseph E. Cresci                 Chairman, Chief             4,725,348 (3)            0          27.9%              0%
1982                             Executive Officer and
                                 Director

Donald A. Livingston             President, Chief            2,461,739                0          14.5%              0%
1982                             Operating Officer and
                                 Director

Peter J. Blampied                Director                      140,300 (4)            0           0.8%              0%
1988

Robert I. Weisberg               Director                      620,000 (5)            0           3.5%              0%
1994

Edward B. Koehler                Director                          ---              ---           ---             ---
1992

George A. Kast                   Director                    2,009,318           71,966          11.9%           36.4%
2001

Benjamin J. Brant                Director                    1,959,411         70,178.5          11.6%           35.5%
2001

Thomas M. Matthews               Director                          ---              ---           ---             ---
2001

All directors and officers as a group (9 persons)        11,916,116 (6)       142,144.5          68.2%          71.9%

(1) Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in notes 2, 3, and 4, all shares are held beneficially and of record.

(2) Does not include Common Stock issuable upon the automatic conversion of the Series B Preferred Stock which will occur if Proposal 2 is approved. If Proposal 2 is approved, the number of shares of Common Stock owned by Mr. Kast will increase to 2,728,978, and the number of shares of Common Stock owned by Mr. Brant will increase to 2,661,196.

(3) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 1,000,000 shares held by the Voting Trust (see "Principal Holders of Voting Securities") and 59,730 shares held in trust for the benefit of Mr. Cresci and his children; but does not include 20,000 shares owned by Mr. Cresci's wife as to which shares he disclaims beneficial ownership. Mr. Cresci has shared voting and investment power with respect to the 59,730 shares held in trust for the benefit of himself and his children but no voting power with respect to the shares held in the Voting Trust.

(4) Includes 40,000 shares which Mr. Blampied has the right to acquire pursuant to stock options which are all currently exercisable.

(5) Includes 490,000 shares which Mr. Weisberg has the right to acquire pursuant to stock options and 50,000 shares which Alco Financial Services has the right to acquire pursuant to warrants which are all currently exercisable.

(6) Includes 530,000 shares which Messrs. Blampied and Weisberg have the right to acquire pursuant to stock options and 50,000 shares which Alco Financial Services has the right to acquire pursuant to warrants which are all currently exercisable.


Occupations of Directors

The following table sets forth the age and principal occupation of each of the nominees for director during the past five years. Except for Mr. Blampied, who is a director for Access Capital Strategies, 124 Mount Auburn Street, Cambridge, MA 02138 and a trustee for Northeast Investors Trust, 50 Congress Street, Boston, MA 02109, Mr. Weisberg who is a trustee for Monterey Mutual Fund, 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, Mr. George A. Kast, who is President, Chief Executive Officer and director of Global Water Technologies, 1767 Denver West Boulevard, Golden, CO 80401 and Mr. Thomas M. Matthews, who is a director of Global Water Technologies, 1767 Denver West Boulevard, Golden, CO 80401, none of the nominees for director holds any other directorships in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

            Name      Age                  Principal Occupation
------------------- -------  ---------------------------------------------------
Joseph E. Cresci      59     Chairman and Chief Executive Officer of the Company
                             (1982 to present)

            Name         Age                  Principal Occupation
-------------------    -------    ---------------------------------------------------------------
Donald A. Livingston     58       President and Chief Operating Officer of the Company
                                  (1991 to present); President of Microgy (July 2001 to present)

Peter J. Blampied        59       Trustee, Northeast Investors Trust (2000 to present);
                                  President, Corcoran Management Company (1998-present);
                                  Director, A.W. Perry, Inc. (1998 - present);
                                  Director, Access Capital Strategies (1997 - present);
                                  Director, Nellie Mae (1982 - present);
                                  Director, Citizens Bank of Massachusetts (1996 to 1999); and
                                  Director, Citizens Financial Group, Inc. (1994-1996)

Edward B. Koehler, Esq.  47       Partner, Hunton & Williams (1990 to present)

Robert I. Weisberg       55       President and Chief Executive Officer,
                                  Alco Financial Services, LLC (1997 - present);
                                  Trustee, Monterey Mutual Fund (1998 to present); and
                                  President and Chief Executive Officer,
                                  Pro-Care Financial Group, Inc. (1994 - 1997)

George A. Kast           44       President and Chief Executive Officer, Global Water
                                  Technologies, Inc. (1997 - present),
                                  Founder and Director, Psychrometric Systems (1993 - 1997),
                                  Vice President GEA/Thermal Dynamic Towers, Inc. (1983 - 1992)

Benjamin J. Brant        50       Founder, Chief Technology Officer and Executive Vice
                                  President, Microgy Cogeneration Systems (1999 - Present);
                                  Founder, President, and CEO Integrated Information Utility
                                  Services Company (1992 - 1999)

Thomas M. Matthews       58       Director, Global Water Technologies, Inc. (2001 - Present);
                                  Chairman and Chief Executive Officer  Avista Corporation
                                  (1998-2001); President, Dynegy Corporation (1996-1998)

                      COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

Compensation of Executive Officers

Summary Compensation Table: The following table sets forth certain information with respect to the annual and long-term compensation of the Company's Chief Executive Officer, Chief Operating Officer and each other executive officer earning in excess of $100,000 in salary and bonus in 2000 (the "Named Executives") for the three fiscal years ended December 31, 2000.

                                                   Annual Compensation                        Long-Term Compensation
                                      -----------------------------------------------      ------------------------------
             Name and                                                                         Restricted
        Principal Position               Year            Salary            Bonus              Stock Awards      Options
--------------------------------      ---------    ----------------   ---------------      -----------------  -----------
Joseph E. Cresci                         2000      $   150,000            $350,000                  -             -
Chairman of the Board and                1999          150,000               -                      -             -
Chief Executive Officer                  1998           67,584/(1)/          -                      -             -

Donald A. Livingston                     2000      $   150,000            $350,000                  -             -
President and Chief Operating            1999          150,000               -                      -             -
Officer                                  1998           90,569               -                      -             -

William D. Linehan                       2000      $    91,708            $ 10,000                  -             -
Former Secretary, Treasurer, and         1999           71,500               -                      -             -
Chief Financial Officer/(2)/             1998           71,500               7,500                  -             -

(1) Reflects repayment by the Named Executive of a portion of 1998 salary as described in the Report of the Compensation Committee below.

(2)  Named Executive resigned his positions effective August 15, 2001.

Stock Options: There were no options granted during 2000 to the Named Executives. As of December 31, 2000, there were no unexercised options held by the Named Executives.

Defined Benefit Pension Plan: In December 1998, the Company established a noncontributory defined benefit pension plan (the "Pension Plan") covering all eligible employees of the Company. The Pension Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. Employees aged 21 or older who have completed twelve months of service during which they worked a minimum of 1,000 hours are eligible to participate. Employees earn a year of service for vesting purposes in each employment year in which they complete at least 1,000 hours of employment. Employees become vested in the Pension Plan over a 6 year period (20% after 2 years and 20% per year thereafter, to 100% after 6 years). Benefits are based upon the participant's annual compensation (including bonuses and similar special pay), as more fully defined in the Pension Plan, over the number of years of service up to a maximum of 25 years.

The following table shows the estimated annual pension benefits payable upon retirement to a participant of the Pension Plan for various salary levels and years of service.

             Average                       Years of Service
                              ------------------------------------------------
       Annual Compensation      10        15             20              25
    ------------------------  ------   --------       -------         --------

              100,000         11,000     24,750         44,000          55,000
              150,000         16,500     37,125         66,000          82,500
              200,000         18,700     42,075         74,800          93,500
              250,000         18,700     42,075         74,800          93,500


During fiscal year 2000, the maximum amount of annual compensation which may be included for Pension Plan purposes was $170,000. The figures shown above apply under the Pension Plan as of December 31, 2000. The benefit amounts listed are not subject to any deduction for Social Security or other offset amounts. As a result of limitations imposed under the Federal income tax law, the maximum annual benefit payable under the Pension Plan for the fiscal year ending December 31, 2000 is $135,000, although the amount will be actuarially adjusted in accordance with Federal income tax regulations if payments commence prior to or following the date that unreduced Social Security benefits become payable. As of December 31, 2000, Messrs. Cresci and Livingston each had eighteen years of credited service under the Pension Plan and Mr. Linehan had five years of credited service under the Pension Plan.

Compensation of Directors

Each director of the Company who is not an officer or employee of the Company receives $2,000 (plus expenses) for each scheduled meeting of the Board of Directors or non-coincident meeting of a board committee which he attends. In May 2001, Mr. Weisberg was granted options to purchase 100,000 shares at $0.43 per share in recognition of extraordinary efforts on financing matters. In July 2001, the Company created a pool of 400,000 warrants and options to be used to secure financing and to the extent not granted to a lender, to be granted to Mr. Weisberg in recognition of his ongoing efforts. In September 2001, upon the Company borrowing $750,000 from Alco Financial Services, LLC ("Alco") and issuing 50,000 warrants to Alco, the balance of the pool, consisting of options to purchase 350,000 shares at $0.60 per share, were issued to Mr. Weisberg. See "Other Transactions."

During 2000, Messrs. Blampied and Weisberg received option grants to purchase 10,000 shares each under the Company's Director Option Plan which are exercisable at per share prices of $.50 and $.6875, respectively, based on the market prices of the Common Stock on their respective anniversary dates of becoming Directors. Mr. Koehler, under the policies of the law firm in which he is a partner, which law firm periodically provides services to the Company, is prohibited from owning shares in the Company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Peter J. Blampied, Edward B. Koehler and Robert I. Weisberg. No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer or employee of the Company or any of its subsidiaries.

Mr. Koehler is a partner with Hunton & Williams a law firm which periodically provides services to the Company.

                        REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors determines the Company's executive compensation policy and sets compensation for the Chief Executive Officer (the "CEO") and Chief Operating Officer (the "COO").

The Compensation Committee's policy is to offer the CEO and COO competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals on the basis of the Company's performance in an appropriate fashion in the long-term interests of the Company and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses which may be awarded from time to time. In previous years, the Company offered its executive officers long-term incentive opportunities in the form of stock options under the Company's 1990 Stock Plan and restricted stock awards. Presently, there are no shares available for grant under the Company's 1990 Stock Plan and no additional shares reserved for restricted stock awards. The Board of Directors has determined that it is in the best interest of the Company to establish another stock plan, which will offer other long-term incentive opportunities for executive officers and other employees. The stockholders will be asked to approve such plan at the Annual Meeting.

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the CEO and COO. The Compensation Committee does not utilize any specific quantitative formula or targets in making compensation decisions. While the Compensation Committee considers corporate performance measures such as net income, earnings per share, return on assets and return on equity, the Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major projects and demonstrated leadership ability. Base salaries for the CEO and COO are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are generally reviewed periodically and adjusted as warranted to reflect individual officer performance. The Compensation Committee focuses primarily on total annual compensation, including incentive awards and benefits derived from other fringe benefits such as the Pension Plan, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. Compensation decisions regarding executive officers other than the CEO and COO are made by the CEO and COO.

As discussed in the section "Compensation of Executive Officers", the Company established in December 1998 a Pension Plan to provide retirement benefits to all of its eligible employees including the CEO and COO. The Company funded its 1998 contribution to the Pension Plan of $255,062 during 1999, which contribution benefited the CEO and COO in the amounts of $132,416 and $109,431, respectively. In December 1998, in anticipation of receiving this benefit from the Pension Plan, the CEO and COO each elected to repay to the Company a portion of their 1998 compensation in an amount equal the benefit they would receive from the 1998 contribution to the Pension Plan. As a result, the 1998 annual compensations of the CEO and COO were reduced from $200,000 and $200,000, respectively, to $67,584 and $90,569, respectively.

During 1999, since their responsibilities became less complex after the settlement of the Milesburg litigation, the Compensation Committee set a lower base salary for the CEO and COO and established a policy of rewarding these executive officers with cash bonuses which were tied to successful achievements, improvements in results and the fulfillment of corporate goals. In March 1999, to further these objectives, the Compensation Committee ratified the establishment of the Pension Plan, reduced the annual base salaries for the CEO and COO from $200,000 to $150,000, and considered various bonus incentives for these executive officers. The Compensation Committee considered the lower base salaries, when combined with the estimated benefits that the CEO and COO would receive from the Pension Plan and bonus incentives, to be an appropriate compensation package for the CEO and COO at that time.

In April 2000, the Compensation Committee awarded the CEO and COO each a bonus of $100,000. In deciding to award this bonus, The Compensation Committee considered factors including the very successful results achieved by the CEO and COO in the settlement of the long-standing litigation with Pennsylvania Electric Company.

In December 2000, the Compensation Committee awarded the CEO and COO each a bonus of $250,000 to acknowledge the significant progress made toward the settlement of the Sunnyside litigation as well as the increase in their duties to formulate and assess restructuring options, consider sale and merger proposals, and evaluate prospects for business expansion. However, due to concerns about the Company's ongoing cash requirements, the Compensation Committee requested that the CEO and COO use substantially all of the proceeds from these cash bonuses to repay their outstanding loans due to the Company. The Compensation Committee agreed, however, to allow the CEO and COO to borrow back sufficient funds to pay their individual tax obligations resulting from these bonuses subject to the Company's receipt of a settlement payment from the Sunnyside litigation. The Compensation Committee felt this arrangement properly compensated the CEO and COO for their present achievements, duties and responsibilities while also preserving the Company's cash resources for ongoing business activities. In April 2001, the Company received $1,500,000 pursuant to a settlement of the Sunnyside litigation and the CEO and COO each borrowed back $100,000 from the Company.

On June 15, in order to reflect the increase in their workload and responsibility due the imminent acquisition of Microgy, the salaries of the CEO and COO were increased to $400,000.

In 1993, Congress enacted Section 162(m) of the Internal Revenue Code, which prevents publicly held corporations from deducting compensation in excess of $1 million paid to CEO's and the four highest compensated officers unless the compensation is performance-based. The Company's compensation program currently is not of a level such that this limit would apply.

Respectfully submitted by the Compensation Committee:

         Peter J. Blampied          Edward B. Koehler         Robert I. Weisberg

                            STOCK PERFORMANCE GRAPH

The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the NASDAQ Market Index and with the SIC Code 4911 (Electric Services) Index for the five year period ended December 31, 2000.

                                                     Fiscal Year ending
                           ----------------------------------------------------------------------------
Company/Index/Market       12/29/1995   12/27/1996   12/31/1997  12/31/1998    12/29/1991   12/29/2000
----------------------     ----------   ----------   ----------  ----------    ----------   ------------
Environmental Power Corp...    100.00     373.59       1055.01     620.68        523.32       445.87
Electric Services..........    100.00     103.38        127.55     145.11        121.97       153.73
NASDAQ Market Index........    100.00     124.27        152.00     214.39        378.12       237.66

Other Transactions

In December 1985, the Company loaned $55,000 to Mr. Livingston. This loan incurred interest at a bank's floating prime rate plus 1/2% and was due and payable by December 31, 2000. On December 29, 2000, Mr. Livingston made aggregate principal and interest payments of $128,218 to satisfy this obligation.

During 1993 and 1995, Messrs. Cresci and Livingston exercised options to purchase shares of the Company's Common Stock. As payment for the exercise price of these stock options, the Company accepted promissory notes which are payable upon demand by the Company from Messrs. Cresci and Livingston aggregating $332,875 and $428,281, respectively. Interest on these notes, which is payable monthly at the Applicable Federal Rate, amounted to $46,735 in the aggregate during 2000 and has been fully collected from Messrs. Cresci and Livingston. As of September 18, 2001 after certain transactions which are described further in the Report of the Compensation Committee, Messrs. Cresci and Livingston had aggregate balances due to the Company of $186,875 and $410,498, respectively under the these notes.

In September 1997, Mr. Weisberg exercised options to purchase 80,000 shares of the Company's Common Stock. As payment for the exercise price of these stock options, the Company accepted a promissory note which is payable upon demand by the Company from Mr. Weisberg in the amount of $48,575. Interest on this note, which is payable quarterly at the Applicable Federal Rate, amounted to $2,983 in 2000 and has been fully collected from Mr. Weisberg.

On September 14, 2001, after an extensive search for financing, the Company borrowed $750,000 from Alco Financial Services, LLC ("Alco"). Robert Weisberg, a director of the Company, is the President, a Director and a member of Alco. The loan is evidenced by a one-year promissory note which bears interest at the prime rate plus 3.5%. The loan is secured by all of the Company's assets (other than the stock of its subsidiary, Buzzard Power Corporation). In connection with the loan, the Company granted Alco five year warrants to purchase 50,000 shares of Common Stock at $0.60 per share.

Edward B. Koehler is a partner with Hunton & Williams a law firm which periodically provides services to the Company.

In 2001, Mr. Kast advanced $177,000 to Microgy on a short-term basis prior to its becoming a subsidiary of the Company. In September 2001 the loan was repaid, at a discount, for $150,000 by the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

The Company believes, based solely on its review of the copies of forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, that its officers, directors and greater than ten-percent beneficial owners complied with all filing requirements applicable to them for 2000.

                          REPORT OF THE AUDIT COMMITTEE

Audit Committee Responsibilities

The Audit Committee, which met once during 2000, operates under a written charter adopted by the Board of Directors in April 2001, a copy of which is attached to this Proxy Statement as Exhibit A. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants' report on such financial statements. The Audit Committee reviews with management the Company's consolidated financial statements; reviews with the independent accountants their independent accountants' report; and reviews the activities of the independent accountants. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the appointment of the Company's independent accountants each year. The Audit Committee also considers the adequacy of the Company's internal controls and accounting policies. Mr. Blampied is the chairman of the Audit Committee and Messrs. Weisberg and Koehler are members. The chairman and members of the Audit Committee are all independent directors of the Company within the meaning of Rule 4200(a)(15) of the NASD listing standards. The Company incurred the following fees for services performed by Deloitte & Touche LLP pertaining to the fiscal year ended December 31, 2000.

Audit Fees

Deloitte & Touche LLP billed aggregate fees of $91,500 for the annual audit and three quarterly reviews pertaining to the fiscal year ended December 31, 2000 ("Audit Services").

Financial Information System Design and Implementation Fees

Deloitte & Touche LLP did not perform any services related to financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

Deloitte & Touche LLP billed aggregate fees of $2,688 for all other services rendered during the fiscal year ended December 31, 2000.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures and letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Deloitte & Touche LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors have also recommended, subject to stockholder approval, the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

Respectfully submitted by the Audit Committee:

         Peter J. Blampied          Edward B. Koehler         Robert I. Weisberg

            PROPOSAL TWO ~ APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The Board of Directors has requested that the stockholders of the Company approve an amendment (the "Amendment") to its Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), from 20,000,000 to 50,000,000 and the number of authorized shares of the Company's preferred stock, par value $.01 per share ("Preferred Stock"), from 1,000,000 to 2,000,000. The Board of Directors of the Company has unanimously adopted a resolution declaring it advisable that the Certificate of Incorporation be so amended. The Board of Directors further directed that the Amendment be submitted for consideration by stockholders at the Meeting. In the event stockholders approve the Amendment, the Company will thereafter execute and submit to the Delaware Secretary of State for filing a Certificate of Amendment of the Certificate of Incorporation providing for the Amendment. The Amendment will become effective at the close of business on the date the Certificate of Amendment is accepted for filing by the Secretary of State.

Under the Certificate of Incorporation, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the date of this Proxy Statement, the Company has outstanding 16,928,332 shares of Common Stock, 197,760.7 shares of Series B Preferred Stock, warrants to purchase 277,480 shares of Common Stock and 9,938.2 shares of Series B Preferred Stock, and options for the issuance upon exercise of 530,000 shares of Common Stock. The Company's outstanding options were all fully vested on their dates of grant.

The Company agreed to present the Amendment at the Meeting pursuant to the terms of the Exchange Agreement and Stockholders Agreement described under "-- Acquisition of Microgy Cogeneration Systems, Inc." below.

Acquisition of Microgy Cogeneration Systems, Inc.


On July 23, 2001, the Company acquired approximately 87.7% of the outstanding common stock of Microgy in exchange for securities of the Company pursuant to an Exchange Agreement dated June 20, 2001 among the Company, Microgy and the Principal Microgy Shareholders, as defined therein.

Microgy is a development stage company which intends to develop, finance, own and operate project facilities which utilize environmentally friendly technologies that focus primarily on production of energy from animal and organic wastes (bio-energy), creation of fuels from renewable bio sources (bio-fuels) and the creation of cogeneration projects (alternative energy) which have potential distributed power applications. Microgy intends to develop and license from others proprietary technologies that focus on renewable, clean, cost effective energy and fuels. The basic business trends which Microgy believes supports its plans include:

 .     worldwide deregulation and restructuring of the electric utility industry;

 .     trends favoring distributed generation;

 .     environmental regulations which aim at reducing pollution;

 .     structural changes occurring in the basic fossil fuels industries;

 .     trends favoring renewable sources of energy; and

 .     trends favoring indigenous sources of power.

To accomplish its objectives, Microgy has begun to license technologies, contract for sites to host its project facilities, enter into power purchase agreements to sell energy as a source of revenue, and explore areas of mutual interest with others to seek to create projects with sustainable long-term revenue streams.

Microgy, a Colorado corporation, has principal executive offices located at 1767 A Denver West Boulevard, Suite 15, Golden, Colorado 80401. The telephone number for Microgy's principal executive offices is (303) 384-9402.

The Company issued an aggregate of 5,521,549 shares of the Company's Common Stock, and 197,760.7 shares of the Company's Series B Preferred Stock, to the Principal Series B Microgy Shareholders in exchange for 15,919,147 shares of Microgy common stock. Each share of Series B Preferred Stock, which votes with the Common Stock on an as converted basis, will automatically be converted into ten shares of Common Stock upon an increase in the authorized common stock to an amount sufficient to allow conversion of the Series B Preferred Stock. The exchange ratio (the "Exchange Ratio") used was 0.3468495 shares of Common Stock and 0.0124228 shares of Series B Preferred Stock for each share of Microgy common stock. The Exchange Ratio was determined by negotiations among the Company, Microgy and the primary Principal Microgy Shareholders. The Exchange Ratio is based on all of the fully diluted equity of Microgy being exchanged for 45% of the fully diluted equity of the Company, assuming exercise or conversion of all derivative securities. Pursuant to Section 2.4 of the Agreement, the Exchange Ratio may be increased to reflect certain issuances of equity by the Company to generate funds to be available for financing Microgy. However, holders of approximately 94% of the Microgy common stock exchanged have agreed to waive their right to adjustments in the Exchange Ratio. The Principal Microgy Shareholders included two Microgy shareholders who executed Joinder Agreements, becoming parties to the Exchange Agreement. At the closing, one of the Principal Microgy Shareholders exchanged a warrant to purchase 800,000 shares of Microgy common stock for a warrant to purchase securities of the Company based on the Exchange Ratio.

Under the Exchange Agreement, the Company agreed to offer (the "Subsequent Offer") the remaining shareholders of Microgy (who own an aggregate of 2,230,126 shares of Microgy common stock, warrants to purchase 885,000 shares of Microgy common stock and options to purchase 290,000 shares of Microgy common stock) the opportunity to exchange for EPC securities based on the Exchange Ratio.

Pursuant to the Exchange Agreement, the Board of Directors of the Company was enlarged from five to eight members and the three resulting vacancies were filled by Messrs. Kast, Brant and Matthews, as designees of the Principal Microgy Shareholders (including replacements or substitutes similarly designated, the "Microgy Designees").

In connection with the Exchange Agreement, the Company, the Principal Microgy Shareholders, Joseph E. Cresci and Donald A. Livingston entered into a Stockholders' Agreement as of July 23, 2001 (the "Stockholders' Agreement"). Messrs. Cresci and Livingston (the "Majority Stockholders") are Directors, officers and principal stockholders of the Company. The Stockholders Agreement provides among other things, that:

         The Company will arrange for a meeting of stockholders to present a proposal (i.e. this Proposal 2) to increase the authorized Common Stock from 20 million shares to a greater number at least sufficient to permit the conversion of the Preferred Stock into Common Stock and the parties will vote the shares they own or control in favor thereof;

         The parties will take all lawful action, including voting the shares they own or control, to cause the proportion of Microgy Designees to the existing five Directors, (including any replacement or substitute designated by the Majority Stockholders, the "Incumbent Directors") to remain at approximately 3:5 and for the election of the Microgy Designees and the Incumbent Directors;

         Each Party who is a director of the Company, in such capacity (subject to his fiduciary duties to the Company), unless agreed by a majority of the then Incumbent Directors, will retain Messrs. Cresci and Livingston as Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, and not take any action to alter the respective powers and functions of such offices;

         Each Principal Microgy Shareholder agreed that, unless such Principal Microgy Shareholder has been specifically invited in writing by a majority of the then Incumbent Directors (or in the case of (a)(i) below, has obtained the consent of a majority of the then Incumbent Directors), such Principal Microgy Shareholder will not in any manner, directly or indirectly, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) in the case of George A. Kast and Benjamin Brant, any acquisition of any securities (or beneficial ownership thereof) or assets of the Company, or any of its subsidiaries, except as contemplated in the Exchange Agreement; (ii) any tender or exchange offer or merger or other business combination involving the Company or any of its subsidiaries,
         (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of the Company, except as contemplated in the Stockholders' Agreement, (b) form, join or in any way participate in a "group" (as defined under the Securities Exchange Act of 1934, as amended), with respect to the securities of the Company, except as contemplated in the Stockholders' Agreement, (c) otherwise act, alone or in concert with others, to seek to control or influence the management, Board or policies of the Company, (other than acting as a shareholder or director in the ordinary course), (d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above, (e) advise, assist or encourage any other persons in connection with the foregoing, or (f) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

         The Stockholders' Agreement terminates on June 30, 2003.

The Company also entered into a Registration Rights Agreement as of the Closing Date (the "Registration Rights Agreement") with the Principal Microgy Shareholders, the Majority Stockholders and those Microgy security holders who exchange Microgy securities in the Subsequent Offer and execute counterpart signature pages thereto (collectively, the "Holders"). Pursuant to the Registration Rights

Agreement, the Company agreed to file, by November 30, 2001 (or such later date as is agreed by the Company and majority principal Microgy shareholders), a Registration Statement on behalf of the Holders allowing holders to resell Common Stock and granted the Holders piggyback registration rights. The Exchange Agreement and related documents, were filed as exhibits to a Form 8-K filing with the Commission dated July 23, 2001.

Reasons for Amendment


In addition to the 16,928,332 shares of Common Stock outstanding as of the Record Date, the Company has reserved the following Common Stock:

   . Subject to the Amendment, 2,072,989 shares of Common Stock for issuance pursuant to the conversion of the shares of Series B Preferred Stock currently outstanding or issuable upon exercise of outstanding warrants to purchase Series B Preferred Stock.

   . 277,480 shares issuable upon exercise of a warrant to purchase Common Stock issued pursuant to the Exchange Agreement.

   . 1,604,077 shares of Common Stock in connection with the Subsequent Offer (including 386,986 shares of Common Stock reserved subject to the Amendment for issuance upon conversion of Series B Preferred Stock issuable in the Subsequent Offer or upon exercise of Series B Preferred Stock warrants issuable in the Subsequent Offer).

   . Any additional shares issued as a result of an adjustment in the Exchange Ratio.

   . 600,000 shares of Common Stock issuable under outstanding options and other warrants.

   . Subject to approval of Proposal 3 and the Amendment, 3,000,000 shares of Common Stock available for issuance under the Company's 2001 Stock Incentive Plan.

As described above, under the Exchange Agreement, the Company is obligated to present this proposal to increase its authorized Common Stock to an amount sufficient to allow for conversion of the Series B Preferred Stock and warrants and options issued in the acquisition and to be issued in the Subsequent Offer. In addition, the Board of Directors believes that (1) shares of Common Stock in excess of the amount necessary to satisfy the Company's obligations under the Exchange Agreement and (2) shares of Preferred Stock, should be authorized to be available for future acquisitions or financings, investment opportunities or business transactions as well as employee benefit plans (including the Plan) or other corporate purposes. The issuance of additional shares of Common Stock and Preferred Stock for any of these purposes could have a dilutive effect on earnings per share, depending on the circumstances, and could dilute a stockholder's percentage voting power in the Company. The Board of Directors will make the determination for future issuances of authorized shares of Common Stock and Preferred Stock, which will not require further action by the stockholders except where otherwise provided by law or then applicable listing requirements.

As previously announced, the Company has begun efforts to identify development, merger and acquisition opportunities, Microgy being the first, and to evaluate possibilities for attracting investment into the Company. In this regard, the Company has had discussions with prospective private equity and strategic investors. However, other than the shares which may be issued in connection with the Microgy acquisition including the Subsequent Offer, upon exercise of outstanding options and warrants described above and any future options which may be granted to employees and directors, the Company has no definitive plans or commitments requiring the issuance of additional shares of Common Stock or

Preferred Stock. The Board of Directors believes authorization of the additional shares is appropriate, however, so that it may have the flexibility to issue shares from time to time, without the delay of seeking shareholder approval (unless required by law or then existing listing standards), whenever, in its judgment, such issuance is in the best interest of the Company and its stockholders.

In the event stockholders approve the Amendment, Article Fourth of the Certificate of Incorporation will be amended to increase the number of shares of Common Stock which the Company is authorized to issue from 20,000,000 to 50,000,000 and the number shares of Preferred Stock which the Company is authorized to issue from 1,000,000 to 2,000,000. The par value of such stock will remain one cent ($.01) per share. Upon effectiveness of the Amendment, the first paragraph of Article Fourth of the Certificate of Incorporation will read as follows:

         "FOURTH. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 52,000,000 shares, comprised of 50,000,000 shares of Common Stock with a par value of One Cent ($.01) per share (the "Common Stock") and 2,000,000 shares of preferred stock with a par value of One Cent ($.01) per share (the "Preferred Stock")."

Although an increase in the authorized shares of Common Stock and Preferred Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures. The Board of Directors recommends a vote FOR the Amendment to the Certificate of Incorporation.

                PROPOSAL THREE ~ ADOPTION OF THE ENVIRONMENTAL
                  POWER CORPORATION 2001 STOCK INCENTIVE PLAN

The Board of Directors adopted the Environmental Power Corporation 2001 Stock Incentive Plan (the "Plan") on August 20, 2001, subject to the approval of the stockholders of the Company. Accordingly, the stockholders will be asked to approve the Plan at the Annual Meeting the authorized capital of the Company. Effectiveness of the Stock Incentive Plan is also conditioned on approval of Proposal Two to increase the Company's authorized capitalization. The Plan would become effective upon approval by the stockholders.

The Board believes that the success of the Company depends in large measure on its ability to attract and retain highly qualified officers, employees and non-employee directors who are motivated to put forth maximum effort on behalf of the Company and its stockholders. The Company currently provides for the award of stock options to non-employee directors through its 1993 Director Option Plan (the "Director Plan") and has made several grants to directors outside of such plan. The Company currently has no plan in place to grant stock options or make other equity based awards to officers and employees. The Board has reviewed these current arrangements for stock awards in light of its recent acquisition of Microgy and its business plans and has determined that a program that permits the award of a variety of stock-based compensation to officers, employees and non-employee directors will promote the long-term financial success of the Company. Compensation based upon the Company's common stock encourages these persons to align their interests with that of stockholders generally. The Board recommends that the Plan be approved. Regardless of whether the Plan is approved, the Director Plan will remain in effect until July 14, 2003 or such later date to which it may be extended, and annual option grants to non-employee directors after their anniversaries of service will continue according to such plan.

In connection with the subsequent offer for shares of Microgy described elsewhere in this Proxy Statement, the Company expects to offer to exchange incentive stock options under the Plan for 290,000 Microgy options based on the Exchange Ratio used in the acquisition. It is anticipated that options under the Plan to purchase approximately 135,386 shares exercisable at $3.21 per share would be granted in such exchange.

The terms of the Plan are summarized below and the full text of the Plan is set forth as Appendix B to this Proxy Statement. The Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding the deductibility of executive compensation. In addition, it is intended that the Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code.

Summary of The Plan

All employees, officers and non-employee directors of the Company and its affiliates, including subsidiaries, will be eligible to receive awards under the Plan at the discretion of the Board of Directors or its designated committee.

Upon approval of the Plan by the stockholders, the Board of Directors plans to designate a committee to administer and make awards under the Plan. This committee would be composed solely of non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and outside directors within the meaning of Section 162(m) of the Code. The Plan will be administered in accordance with the requirements for the award of "qualified performance-based compensation" under Section 162(m) of the Code.

The committee designated by the Board of Directors (or in the absence of such designation, the Board) shall have the power to designate persons eligible for awards under the Plan, interpret and administer the Plan and any award agreement, establish rules as deemed appropriate for the administration of the Plan and, subject to the provisions of the Plan and to applicable law, determine:

     .    The type of award and number of shares covered by each award

     .    The terms and conditions of any award or award agreement

     .    The terms of exercise of any award

The committee may also amend or waive the terms and conditions of an outstanding award, but may not adjust or amend the exercise price of any outstanding stock option or stock appreciation right (except in the case of a stock split or other recapitalization pursuant to Section 4(c) of the Plan).

The aggregate number of shares of common stock that may be issued under all awards made under the Plan will be 3,000,000, with a maximum of 3,000,000 shares available for issuance as awards of incentive stock options. The committee may adjust the number of shares in the case of a stock split or other recapitalization pursuant to Section 4(c) of the Plan. Shares covered by an award which are forfeited or not purchased will be available under the Plan again for granting awards. In the event that the committee determines that a dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, affects the common stock of the Company such that an adjustment is deemed to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended under the Plan, the committee may make such adjustments as it deems equitable. No person eligible for awards under the Plan may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Company's common stock, relating to more than 1,000,000 shares in the aggregate in any calendar year. The number and types of awards that will be granted under the Plan are not determinable, as the committee will make such determinations in its sole discretion.

The exercise price of options granted under the Plan shall not be less than 100% of fair market value of a share on the date of the grant. Fair market value is generally the last sale price of the Common Stock as reported on the business day immediately preceding the date upon which fair market value is being determined. The market price per share of the Common Stock as of October 2, 2001 was $0.51.

Under the Plan the committee may award options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards, and any combination of these. The provisions of the Plan governing these awards are contained in the Plan, attached hereto as Appendix B. Generally, the consideration to be received by the Company for awards under the Plan will be the eligible persons' past, present or expected future contributions to the Company. The Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards.

Transfer of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.

Subject to the provisions of the Plan or an award agreement, the committee may not amend any outstanding award agreement without the participant's consent, if the action would adversely affect the participant's rights. The committee may assist a participant in satisfying the participant's tax withholding obligations by allowing the participant to elect to have the Company withhold shares which would otherwise be delivered upon exercise or receipt of the award or by delivering to the Company shares already owned with a value equal to the amount of the taxes.

The Plan will become effective as of the date of stockholder approval and will be in effect for ten (10) years from the date adopted by the Board, unless earlier terminated in accordance with the provisions of the Plan. The Board of Directors may amend or terminate the Plan, at any time, except that prior stockholder approval will be required for any amendment to the Plan that:

         Requires stockholder approval under the rules or regulations of any other securities exchange or quotation system that are applicable to the Company, or

         Without stockholder approval, would cause the Company to be unable, under the Code, to grant incentive stock options under the Plan.

Federal Income Tax Consequences

The following is a summary of the principal federal income tax consequences generally applicable to awards under the Plan.

Option or Stock Appreciation Right
----------------------------------

Grant
-----

The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient.

Exercise
--------

Incentive Stock Option - The holder of an incentive stock option generally will
----------------------
have no taxable income upon exercising the option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Nonqualified Stock Option - Upon exercising a nonqualified stock option, the
-------------------------
optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount.

Stock Appreciation Right - Upon exercising a stock appreciation right, the
------------------------
amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

Disposition
-----------

The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option or stock appreciation right. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Option or Stock Appreciation Rights
-----------------------------------------------------

With respect to other awards granted under the Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the case or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of common stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount.

With respect to an award that is payable in shares of common stock that are restricted as to transferability and, subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of common stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

Application of Section 16 of the Exchange Act
---------------------------------------------

Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation
--------------------------------------------

Under the Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations.

Stockholder Approval Of Plan

The Board of Directors recommends that stockholders vote FOR approval of the Environmental Power Corporation 2001 Stock Incentive Plan. Proxies solicited by the Board of Directors will be voted FOR the approval of the Plan, unless stockholders specify a contrary choice in their proxy.

The affirmative vote of a majority of the shares (by voting power) present in person or represented by proxy and entitled to vote at the Meeting is required for approval of the Environmental Power Corporation 2001 Stock Incentive Plan.

             PROPOSAL FOUR ~ RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. The Board of Directors recommends a vote FOR the ratification of this selection.

It is expected that a member of the firm of Deloitte & Touche LLP, the independent certified public accountants who reported on the Company's financial statements included in the 2000 Annual Report, will be available either by telephone or present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2002 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices (i) not later than June 14, 2002 or (ii) in the event the date of the 2002 Annual Meeting changes by more than 30 days from the Meeting, a reasonable time before the Company mails its proxy materials for the 2002 Annual Meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2002 Annual Meeting of Stockholders on or before (i) August 28, 2002, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, or (ii) in the event the date of the 2002 Annual Meeting changes by more than 30 days from the Meeting, a reasonable time before the Company mails its proxy materials for the 2002 Annual Meeting, the proxy for the 2002 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented.


                                OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                           EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

                          ANNUAL REPORT ON FORM 10-K

You may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission without charge by writing to: Investor Relations, Environmental Power Corporation, 500 Market Street, Suite 1-E, Portsmouth, New Hampshire 03801. The Company's Annual Report on Form 10-K, as well as additional public filings, press releases and information about the Company, are also available on the internet from the Company's web site which is located at www.environmentalpower.com.

                                   EXHIBIT A
                                   ---------



                        Environmental Power Corporation
           Charter of the Audit Committee of the Board of Directors
                             Adopted in April 2001


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors.

     . Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the Nasdaq National Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

                             ---------------------

     Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III  Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

                             ---------------------

Independent Auditors
--------------------

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgement about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance
----------------

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                             ---------------------

13. Peform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   EXHIBIT B
                        ENVIRONMENTAL POWER CORPORATION
                           2001 STOCK INCENTIVE PLAN


Section 1. Purpose
------------------

        The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions
----------------------

        As used in the Plan, the following terms shall have the meanings set forth below:

               (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

               (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

               (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

               (d)  "Board" shall mean the Board of Directors of the Company.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

               (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code.

               (g) "Company" shall mean Environmental Power Corporation, a Delaware corporation, and any successor corporation.

               (h)  "Director" shall mean a member of the Board.

                             ---------------------

               (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

               (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be determined as follows:

        (i) If the Shares are then listed on a national securities exchange or reported on the National Association of Securities Dealers Automated Quotation system ("NASDAQ") or other system reporting a closing price, the closing price of a Share on such date;

        (ii) If the Shares are then not so listed or reported but traded in the over-the-counter market, the average closing bid and asked prices per Share on such date; or

        (iii) In all other cases, the fair market value per Share, as estimated in good faith by the Committee.

               (k)  "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

               (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

               (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

               (n)  "Other Stock Grant" shall mean any right granted under
Section 6(e) of the Plan.

               (o)  "Other Stock-Based Award" shall mean any right granted under
Section 6(f) of the Plan.

               (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

               (q)  "Performance Award" shall mean any right granted under
Section 6(d) of the Plan.

               (r) "Person" shall mean any individual, corporation, partnership, association or trust.

               (s) "Plan" shall mean the Environmental Power Corporation 2001 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

                             ---------------------

               (t)  "Restricted Stock" shall mean any Shares granted under
Section 6(c) of the Plan.

               (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

               (v) "Share" or "Shares" shall mean shares of common stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

               (w) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration
-------------------------

               (a)  Power and Authority of the Committee. The Plan shall be
                    ------------------------------------
administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;
(ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

               (b)  Delegation. The Committee may delegate its powers and duties
                    ----------
under the Plan to one or more Directors or to a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

               (c)  Power and Authority of the Board of Directors. In the event
                    ---------------------------------------------
the Committee has not been designed, the Board shall exercise the powers and duties of the Committee under the Plan. Furthermore, notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

                             ---------------------

Section 4. Shares Available for Awards
---------------------------------------

               (a)  Shares Available. Subject to adjustment as provided in
                    ----------------
Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,000,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

               (b)  Accounting for Awards. For purposes of this Section 4, if an
                    ---------------------
Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

               (c)  Adjustments. In the event that the Committee shall determine
                    -----------
that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however,
                                                          --------  -------
that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

               (d)  Award Limitations Under the Plan. No Eligible Person may be
                    --------------------------------
granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

                             ---------------------

Section 5. Eligibility
----------------------

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards
-----------------

             (a)  Options. The Committee is hereby authorized to grant Options
                  -------
to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i)    Exercise Price. The purchase price per Share
                         --------------
purchasable under an Option shall be determined by the Committee; provided,
                                                                  --------
however, that such purchase price shall not be less than 100% of the Fair Market
-------
Value of a Share on the date of grant of such Option.

                  (ii)   Option Term. The term of each Option shall be fixed by
                         -----------
the Committee.

                  (iii)  Time and Method of Exercise. The Committee shall
                         ---------------------------
determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  (iv)   Incentive Stock Options. Notwithstanding anything in
                         -----------------------
the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

                         (A) The aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.

                         (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders of the Company.

                             ---------------------

                         (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

                         (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

                         (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

             (b)  Stock Appreciation Rights. The Committee is hereby authorized
                  -------------------------
to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

             (c)  Restricted Stock. The Committee is hereby authorized to grant
                  ----------------
Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i)  Restrictions. Shares of Restricted Stock shall be subject
                       ------------
to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                             ---------------------

               (ii)    Stock Certificates. Any Restricted Stock granted under
                       ------------------
the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

               (iii)   Forfeiture. Except as otherwise determined by the
                       ----------
Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock subject to restriction at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee
                                         --------  -------
may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.

          (d)  Performance Awards. The Committee is hereby authorized to grant
               ------------------
Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

          (e)  Other Stock Grants. The Committee is hereby authorized, subject
               ------------------
to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

          (f)  Other Stock-Based Awards. The Committee is hereby authorized to
               ------------------------
grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

          (g)  General
               -------

               (i)   No Cash Consideration for Awards. Awards shall be granted
                     --------------------------------
for no cash consideration or for such minimal cash consideration as may be required by applicable law.

               (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in

                             ---------------------

substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

               (iii)  Forms of Payment under Awards. Subject to the terms of the
                      -----------------------------
Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

               (iv)   Limits on Transfer of Awards. No Award (other than Other
                      ----------------------------
Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

               (v)    Term of Awards. The term of each Award shall be for such
                      --------------
period as may be determined by the Committee; provided, however, that in the case of an Incentive Stock Option such option shall not be exercisable after the expiration of 10 years from the date such option is granted.

               (vi)   Restrictions; Securities Exchange Listing. All Shares or
                      -----------------------------------------
other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange or system, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange or system.

Section 7. Amendment and Termination; Adjustments
-------------------------------------------------

         (a)   Amendments to the Plan. The Board may amend, alter, suspend,
               ----------------------
discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                             ---------------------

               (i) would violate the rules or regulations of the NASDAQ National Market System or any securities exchange that are applicable to the Company; or

               (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

          (b)  Amendments to Awards. The Committee may waive any conditions of
               --------------------
or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

          (c)  Correction of Defects, Omissions and Inconsistencies. The
               ----------------------------------------------------
Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding
---------------------------------

        In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions
-----------------------------

          (a)  No Rights to Awards. No Eligible Person, Participant or other
               -------------------
Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b)  Award Agreements. No Participant will have rights under an Award
               ----------------
granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

          (c)  Plan Provisions Control. In the event that any provision of an
               -----------------------
Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

                             ---------------------

          (d)  No Limit on Other Compensation Arrangements. Nothing contained in
               -------------------------------------------
the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (e)  No Right to Employment. The grant of an Award shall not be
               ----------------------
construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (f)  Governing Law. The validity, construction and effect rules and
               -------------
regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

          (g)  Severability. If any provision of the Plan or any Award is or
               ------------
becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (h)  No Trust or Fund Created. Neither the Plan nor any Award shall
               ------------------------
create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (i)  No Fractional Shares. No fractional Shares shall be issued or
               --------------------
delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (j)  Headings. Headings are given to the Sections and subsections of
               --------
the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


Section 10. Effective Date of the Plan
--------------------------------------

        The Plan shall be effective as of August 20, 2001, subject to approval by the shareholders of the Company within one year thereafter.

Section 11. Term of the Plan
----------------------------

                             ---------------------

         No Award shall be granted under the Plan after ten years from the date set forth in Section 10 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

--------------------------------------------------------------------------------

                        ENVIRONMENTAL POWER CORPORATION
                         500 Market Street, Suite 1-E
                           Portsmouth, New Hampshire

     The undersigned hereby appoints Joseph E. Cresci and Martin A. Zelbow, and each of them, proxies, with full power of substitution, to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company") or "EPC"), will be held on Thursday, November 1, 2001 at 11:00 a.m. at the Sheraton Harborside, 250 Market Street, Portsmouth, New Hampshire, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSALS IN ITEM 2, ITEM 3 AND ITEM 4, AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 5.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

     HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

     ____________________________               _______________________________

     ____________________________               _______________________________

     ____________________________               _______________________________


                        (continued on the reverse side)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example.

                         FOR ALL               WITHHOLD
                        Nominees              AUTHORITY
                    (except as marked to     to vote for
                    the contrary below)      all nominees   Nominees:                                            FOR AGAINST ABSTAIN
1. To elect a Board         [_]                  [_]           Joseph E. Cresci       2. To approve an amendment [_]   [_]     [_]
   of Directors                                                Donald A. Livingston   to the Company's Certificate of
   to serve the                                                Peter J. Blampied      Incorporation to increase the
   ensuing year and until their respective successors          Edward B. Koehler      number of authorized shares of the
   have been duly elected and qualified.                       Robert I. Weisberg     Company's common stock, par value $.01
                                                               George A. Kast         per share ("Common Stock"), from
NOTE: To withhold authority to vote for any individual         Benjamin J. Brant      20,000,000 to 50,000,000 and the
nominee(s), mark the "FOR ALL" box and strike a line           Thomas M. Matthews     number of authorized shares of the
through the name(s) of the nominee(s) you wish to withhold.                           Company's preferred stock, par value
Your shares will be voted for the remaining nominee(s).                               $.01 per share ("Preferred Stock") from
                                                                                      1,000,000 to 2,000,000.

                                                                                      3. To approve a proposal   [_]   [_]     [_]
                                                                                         to adopt the
                                                                                         Environmental Power
                                                                                         Corporation Stock
                                                                                         Incentive Plan.

                                                                                      4. To consider and act     [_]   [_]     [_]
                                                                                         upon a proposal to ratify the selection
                                                                                         of the firm of Deloitte & Touche LLP as
                                                                                         auditors for the Company for the fiscal
                                                                                         year ending December 31, 2001.

                                                                                      5. To transact such other business we may
                                                                                         properly come before the meeting or any
                                                                                         adjournments thereof.

                                                                                      Please sign, date and return the enclosed
                                                                                      proxy in the enclosed envelope at your
                                                                                      earliest convenience. If you return your
                                                                                      proxy, you may nevertheless attend the
                                                                                      meeting and vote your shares in person.

                                                                                      IT IS IMPORTANT THAT YOUR SHARES BE
                                                                                      REPRESENTED AT THE MEETING. WHETHER OR NOT
                                                                                      YOU PLAN TO ATTEND THE MEETING, PLEASE
                                                                                      SIGN, DATE AND MAIL THE ENCLOSED PROXY IN
                                                                                      THE ENCLOSED ENVELOPE, WHICH REQUIRES NO
                                                                                      POSTAGE IN THE UNITED STATES.

Stockholder sign here  ___________________________________________ Co-owner sign here____________________________ Date _____________
NOTE: Please be sure to sign and date this Proxy.

------------------------------------------------------------------------------------------------------------------------------------